UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 15, 2023 (June 14, 2023)

Altice USA, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State of Incorporation)

001-38126		38-3980194
(Commission File Number)		(IRS Employer Identification Number)

1 Court Square West
Long Island City,	New York	11101
(Address of principal executive offices)		(Zip Code)

(516) 803-2300
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	ATUS	New York Stock Exchange

Item 5.07    Submission of Matters to a Vote of Security Holders
On June 14, 2023, the Company held its 2023 Annual Meeting of Stockholders ("Annual Meeting"). At the Annual Meeting, the Company’s Class A and Class B stockholders voted together as a single class upon the following proposals, each of which is described in more detail in the Company’s Proxy Statement: (i) the election of Alexandre Fonseca, Patrick Drahi, David Drahi, Dexter Goei, Mark Mullen, Dennis Okhuijsen, Susan Schnabel, Charles Stewart and Raymond Svider to the Company’s Board of Directors for one-year terms; and (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the 2023 fiscal year.
The voting results from the Annual Meeting, including the number of votes cast for or against and the number of abstentions and broker non-votes with respect to each matter voted upon, as applicable, are set forth below. In accordance with the Company’s Amended and Restated Certificate of Incorporation, Class A stockholders have one vote per share and Class B stockholders have twenty-five votes per share.
No other matters were considered and voted on by the stockholders at the Annual Meeting.
Proposal 1: Election of Directors

	For	Against	Abstain	Broker Non-Votes
Alexandre Fonseca	4,699,618,934	71,041,620	216,432	20,284,376
Patrick Drahi	4,683,157,030	87,505,556	214,400	20,284,376
David Drahi	4,681,911,219	88,748,571	217,196	20,284,376
Dexter Goei	4,682,049,965	88,412,085	414,936	20,284,376
Mark Mullen	4,667,882,647	102,781,364	212,975	20,284,376
Dennis Okhuijsen	4,680,426,782	90,231,491	218,713	20,284,376
Susan Schnabel	4,690,462,467	80,196,282	218,237	20,284,376
Charles Stewart	4,656,854,313	113,688,559	334,114	20,284,376
Raymond Svider	4,659,578,268	111,069,619	229,099	20,284,376
Proposal 2: Ratification of Appointment of KPMG LLP as Independent Registered Public Accounting Firm

For	Against	Abstain	Broker Non-Votes
4,784,317,717	6,617,982	225,663	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTICE USA, INC.

Dated: June 15, 2023	By:	/s/ Michael E. Olsen
Michael E. Olsen
General Counsel & Chief Corporate Responsibility Officer